July 9, 2012 2nd Quarter Earnings Conference nd Exhibit 99.2 [Alcoa logo]

[Alcoa logo]
Cautionary Statement

Forward-Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements.  Forward-
looking statements include those containing such words as “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,”
“projects, ” “should,” “targets,” “will,” or other words of similar meaning.  All statements that reflect Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, end-market conditions, supply/demand balances, and growth opportunities for aluminum in automotive, aerospace and other applications, trend projections, targeted financial results or operating performance, and statements about
Alcoa’s strategies, outlook, and business and financial prospects.  Forward-looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c)
unfavorable changes in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, defense, and industrial gas turbine; (d) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e) increases in energy costs, including electricity, natural gas, and fuel oil, or the unavailability or interruption of energy supplies; (f) increases in the costs of other raw materials, including calcined petroleum coke, caustic soda, and liquid pitch; (g) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues in its Global Rolled Products and
Engineered Products and Solutions segments) anticipated from its restructuring programs and productivity improvement, cash sustainability, and other initiatives; (h) Alcoa's inability to realize expected benefits, in each case as planned and by targeted completion dates, from sales of non-
core assets, such as the announced sale of the Tapoco hydroelectric project, or from newly constructed, expanded, or acquired facilities, such as the upstream operations in Brazil and the investments in hydropower projects in Brazil, or from international joint ventures, including the joint venture in Saudi Arabia; (i) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, or other events beyond Alcoa’s control; (j) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (k) the business or financial condition of key customers, suppliers, and business partners; (l) adverse changes in tax rates or benefits; (m) adverse changes in discount rates or investment returns on pension assets; and (n) the other risk factors summarized in Alcoa's Form 10-K for the year ended December 31, 2011 and other reports filed with the Securities and Exchange Commission.  Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP).  Certain of these data are considered
“non-GAAP financial measures” under SEC rules.  These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure.  Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation and on our website at
www.alcoa.com under the “Invest” section.  Any reference during the discussion today to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix and on our website.

[Alcoa logo] Chuck McLane Executive Vice President and Chief Financial Officer July 9, 2012

[Alcoa logo]
Income Statement Summary

$ Millions, except per-share amounts
2Q’11 1Q’12 2Q’12
Sequential
Change
Sales $6,585 $6,006 $5,963 ($43)
Cost of Goods Sold $5,247 $5,098 $5,154 $56
COGS % Sales 79.7% 84.9% 86.4% 1.5 % pts.
Selling, General Administrative, Other $253 $241 $245 $4
SGA % Sales 3.8% 4.0% 4.1% 0.1 % pts.
Other (Income) Expense, Net ($50) ($16) $22 $38
Restructuring and Other Charges $34 $10 $15 $5
Effective Tax Rate 26.3% 28.3% (216.7%) (245 % pts.)
Income (Loss) from Continuing Operations $326 $94 ($2) ($96)
Income (Loss) Per Diluted Share $0.28 $0.09 $0.00 ($0.09)

[Alcoa logo]
Restructuring and Other Special Items

See appendix for Adjusted Income reconciliation
$ Millions, except per-share amounts
1Q’12 2Q’12
Income Statement
Classification
Segment
Income (Loss) from Continuing Ops
$94 ($2)
Income (Loss) Per Diluted Share
$0.09 $0.00
Restructuring -Related
($7) ($10)
Restructuring and
Other Charges
Corporate
Discrete Tax Items
- ($10)
Income Taxes Corporate
Mark -to-Market Energy Contracts
($4) -
Other Income/Expense Corporate
Environmental Reserve - ($13) COGS Corporate
Litigation Reserve
- ($18)
COGS Corporate
Massena Fire
- ($12)
Revenue, COGS and
Other Income/Expense
Primary
Metals/EPS
Special Items
($11) ($63)
$105 $61
$0.10 $0.06
Income from Continuing Ops excl Special Items
Income per Diluted Share excl Special Items

2nd
Quarter 2012 vs. 1st
Quarter 2012 Earnings Bridge
7 See appendix for Adjusted Income reconciliation
Income from Continuing Operations Excluding Restructuring & Other Special Items ($ millions)
-$30m +$17m -$31m
105
61
2Q 2012
Cost
Increases
/ Other
5
53
Raw
Materials
Price
/  Mix
Energy
17
Productivity Currency LME
41
31
Volume
7
31
61
1Q 2012
[Alcoa
logo]
[Alcoa logo]
nd
st

Alumina

2    Quarter Results
3   Quarter Outlook
2    Quarter Business Highlights
Production and shipments decrease as
curtailments take effect
Currency benefit significant in both Australian
dollar and Brazilian Real
Increased caustic usage
Energy prices
increased,
driven by fuel oil
Maintenance overhauls performed as planned
Quarter Performance Bridge
34% of party shipments on
spot or alumina
price
index;
other pricing to follow two-month lag
to LME
Caustic pricing expected to remain level
Maintenance overhauls
concluded,
returning to
normal levels and
adding $9 million
in ATOI
sequentially
Productivity gains to continue
[Alcoa logo]
nd nd
nd
2
rd 3
rd

[Alcoa logo]

2nd
Quarter Results
2nd
Quarter Business Highlights
3rd
Quarter Outlook
2 Quarter Performance Bridge
2Q 11 1Q 12 2Q 12
Production (kmt) 945 951 941
3 Party Shipments (kmt) 724 771 749
3 Party Revenue ($ Millions) 2,145 1,944 1,804
3 Party Price ($/MT) 2,830 2,433 2,329
ATOI ($ Millions) 201 10 (3)
nd
ird
[Alcoa logo]
nd
Primary Metals
Pricing to follow 15 day lag to LME
Energy with negative $20 million ATOI impact
due to higher seasonal pricing
Rockdale and Warrick outages
complete,
$11
million favorable for next quarter
Productivity gains to
continue;
expected to
offset net impact of energy and outages
Carbon costs expected to remain level
Massena fire impact flat sequentially
nd
ird
ird
LME price down 6% on a 15-day lagged basis,
but favorable currencies partially offset impact
Price/mix improvements driven by regional
premiums
Improved performance as productivity, raw
materials and energy more than offset headwinds
Impact of $7 million from Massena fire
$ Millions
[Alcoa logo]
ird

[Alcoa logo]

Record ATOI and adjusted EBITDA/MT
in first  half 2012
Volume up
7%
sequentially
Compressed margins from decreasing
LME  prices
Seasonal demand increases in can stock,
mainly due  to Russia  and  NA
Days Working Capital improved 6 days
from  prior  year
Favorable productivity impacts  results
Aero and Auto continue to be strong
European markets remain
uncertain;
pricing
and demand pressures persist
Slower growth rates in China and Russia
Productivity gains to continue
Global Rolled Products
See appendix for Adjusted EBITDA reconciliation
$96
$95
$18
$12
($22)
($8)
($1)
$ Millions
Adjusted EBITDA/mt 393 430 390
ATOI  ($ Millions) 2Q 11 1Q 12 2Q 12
Global Rolled Products,
excl Russia, China & Other
86 100 89
13 (4) 6
Total ATOI 99 96 95
Russia, China & Other
[Alcoa logo]
2nd
Quarter Business Highlights
nd
3
rd
Quarter Outlook
2 Quarter Results
nd
2 Quarter Performance Bridge
nd

[Alcoa logo]
Engineered Products and Solutions
–
Revenue, adjusted EBITDA and ATOI up
sequentially and year-over-year
–
Record quarterly adjusted EBITDA margin at
19.4%
–
$15 million
of favorable productivity
–
$5 million unfavorable impact of Massena fire
–
On track to achieve
3-year
revenue & margin
targets
11
See appendix for Adjusted EBITDA reconciliation
$155
$160
($1)
$4
$15
($8)
($5)
2nd
Quarter Business Highlights
nd
3
rd
Quarter Outlook
–
European summer slowdown across all sectors
–
Deterioration in global Building & Construction
market
–
Weaker Heavy Duty truck build rates in NA 2
nd
half
vs. 1
st
half
–
Share gains through innovation continue across all
market sectors
–
Productivity gains to continue
–
$5 million unfavorable impact of Massena fire, flat
sequentially
$ Millions
2 Quarter Results
nd
2 Quarter Performance Bridge
nd
$ Millions 2Q 11 1Q 12 2Q 12
3 Party Revenue 1,370 1,390 1,420
ATOI 149 155 160
Adjusted EBITDA Margin
19.0%
19.2%
19.4%
rd

[Alcoa logo]

See appendix for Free Cash Flow and Net Debt-to-Capital reconciliations
2    Quarter 2012 Cash Flow Overview
($ Millions)
2Q’11 1Q’12 2Q’12
Net Income (Loss) $377 $99 ($19)
DD&A $375 $369 $364
Change in Working Capital ($113) ($289) ($147)
Pension Contributions ($72) ($213) ($139)
Taxes / Other Adjustments $231 ($202) $478
Cash from Operations $798 ($236) $537
Dividends to Shareholders ($32) ($33) ($33)
Change in Debt $30 $357 ($143)
Distributions to Noncontrolling Interest ($90) ($26) ($44)
Contributions from Noncontrolling Interest $7 $90 $20
Other Financing Activities $0 $6 $2
Cash from Financing Activities ($85) $394 ($198)
Capital Expenditures ($272) ($270) ($291)
Other Investing Activities ($78) ($80) ($63)
Cash from Investing Activities ($350) ($350) ($354)
2Q’12 FCF
$246 million
$1.7 billion
of cash
Debt-to-Cap
at 36.1%
DWC 5 Day
reduction
vs 2Q 2011
nd
nd

Sustainable Reductions Maintained in Days Working Capital

See appendix for Days Working Capital reconciliation of periods 2Q 2012, 1Q 2012 and 2Q 2011
Record Low
Days for Second
Quarter
Days Working Capital since Fourth Quarter 2008
33
32
38
38
39
43
44
41
48
55
20
25
30
35
40
45
50
55
- 5 days
27
30
33
50
43
10 days
lower
3 days
lower
3 days
lower
[Alcoa logo]

[Alcoa logo]
Proven Cash Sustainability Efforts Enhance Liquidity

See appendix for reconciliations to GAAP and additional information
Income from Continuing Operations excluding
restructuring and specials
Free Cash Flow
Cash on Hand
Debt ($ Millions) and Debt-to-Capital (%)
($ Millions) ($ Millions)
($ Millions)
Gross Debt
Debt to Cap

Achieving Targets Delivering Results
n
Executing curtailments
n
Record 1H ATOI
and
adjusted EBITDA/mt
in
the midstream
n
Record 2Q margins
in
the downstream
n
Productivity gains
continue
n
Positive Free Cash
Flow
of $246
million
n
Record
2Q Days
Working Capital
Productivity Gains
Overhead
Working Capital
Sustaining Capex
Growth Capex
Saudi Arabia JV
Maintain Debt-to-Cap
30-35%
$725M
$625M
$350M
$800M
$50M
1.5
days
Positive Free Cash Flow
Executing Our Strategy
See appendix for reconciliations to GAAP and additional information
Smelting Cost Curve Position Refining Cost Curve Position
Continuing to Execute in a Challenging Environment
[Alcoa logo]
Record 1H ATOI
and
adjusted EBITDA/mt
in
the midstream
Record 2Q margins
in
the downstream
Productivity gains
continue
Positive Free Cash
Flow
of $246
million
Record
2Q Days
Working Capital

[Alcoa logo] Klaus Kleinfeld Chairman and Chief Executive Officer July 9, 2012

[Alcoa logo] 17 Source: Alcoa analysis Alcoa End Markets: Current Assessment of 2012 vs. 2011 2012 Market Conditions

[Alcoa logo]
India
5.9
China
Europe
North America
Asia ex. China
Other
(1)
Brazil
Russia
21.1
6.6
5.7
3.5
1.9
1.0
0.9
2012 Projected Primary Aluminum Consumption Growth Rates (%) by Region (in mmt)
46.6
2Q12 Estimated Consumption
18
Source: Alcoa analysis                                        (1) ‘Other’ consists of: Middle East, Latin America ex Brazil and Rest of the World (ROW)
Global Aluminum Demand Strong: 7% Growth Maintained
2011 2012
15% 11%
1%
-1%
6% 4%
10% 6%
15% 6%
10% 7%
3% 5%
4% 5%
2011 Actual
Q2’12
Forecast
2011 Global Demand
Growth  Rate: 10%
2012 Global Demand
Growth Rate 7% vs. 2011
(World ex China 3%)
Notes:

[Alcoa logo]
Sources: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI

Alumina:  Balanced AND Indonesian Situation Uncertain
Alumina and alumina-equivalent imports
(1)
Indonesia Imposes Bauxite Export Ban
Curbed exports since May 1 (1)
Export tax rate set at 20% = $5-$10/mt
Import build ahead of ban (1-2 months)
Chinese announce refinery cuts in
reaction to uncertain bauxite supply
Resumption
of permitted exports
uncertain
(MT)
Notes: (1) Imports are on a one month lag from exports out of Indonesia (exports in May will be reported as China imports in June)
-
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
3,500,000
Alumina
Bauxite in alumina equivalent
2012E Alumina Supply/Demand Balance (kmt)
Demand
(000 mt) China Rest of World
May 2012 Annualized Rate 39,400 54,700
2012 Production to be added 300 550
2012 Capacity to be curtailed (3,000) (700)
Imports/(Exports) 3,500 (3,500)
Total Supply 40,200 51,050
Demand (40,200) (51,050)
Net  Balance 0 0
Supply

[Alcoa logo]
Sources: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
Aluminum in Deficit - Curtailments Occurring
20
Producer Executed
Curtailments
Pending
Curtailments
Henan Province
(545) (350)
Sichuan (201) -
Shaanxi (190) -
Shanxi (57) -
Inner Mongolia (50) -
Other (119) (350)
Total China (1,162) (700)
Alcoa
(90) (150)
Klesch
(225) -
RTA Lynemouth (178) -
Hydro Kurri Kurri (175) -
RTA-Tiwai Point (13) -
Other (150)
Total ROW (681) (300)
Annualized Production
2012E Aluminum Supply/Demand (kmt)
(000 mt) China Rest of World
May 2012 Annualized Rate 19,400 24,925
2012 Production to be added 1,750 565
2012 Capacity to be curtailed (350) (150)
Total Supply 20,800 25,340
Demand (21,150) (25,505)
Net  Balance (350) (165)
Supply Demand
Deficit
(515)

[Alcoa logo] Physical Premiums Push Record Highs Sources: Alcoa estimates, LME, SHFE, IAI, Marubeni, Platt’s Metals Week and Metal Bulletin 21 Regional Premiums over time

[Alcoa logo] Inventories Down – “Days of Consumption / Pricing” Disrupted
Sources: Alcoa estimates, LME, SHFE, IAI, Marubeni, Platt’s Metals Week and Metal Bulletin

Global Inventories vs. LME Price over time
$1,250
$1,450
$1,650
$1,850
$2,050
$2,250
$2,450
$2,650
$2,850
$3,050
$3,250
0
10
20
30
40
50
60
70
80
90
100
Off Exchange Producer Japan Port China ex SRB LME On Warrant Cancelled Warrants LME 3 Mon
Global Inventories
Decline
27 days
from ‘09
peak
3 days
from
1Q’12
Days of
Consumption
80 days
LME Price
$2,686/MT
Days of
Consumption
102 days
LME Price
$2,214/MT
Days of
Consumption
75 days
LME Price
$1,924/MT
Days of
Consumption
LME Price

[Alcoa logo]
LME Price Decoupled From Fundamentals

LME Cash versus Quarterly Supply/Demand Balance
Sources:  Alcoa estimates, Brook Hunt, CRU, Harbor
(500)
(300)
(100)
100
300
500
700
900
1,100
1,300
1,500
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
$2,400
$2,600
$2,800
$3,000
LME Cash Price
Price SYNCHRONIZED with fundamentals DECOUPLED
LME Price
Supply/
Demand
S
U
R
P
L
U
S
D
E
F
I
C
I
T
Supply-Demand  Balance

[Alcoa logo]
Weak Macro Environment, Impacting Commodities

Sources: Bloomberg, *Confidence figures set at 100 in January 2011 for comparability ; 1 EC Commission EU Confidence, 2 National Bureau of Statistics China
Consumer Confidence, 3 University of Michigan Consumer Sentiment . PMI: Institute for Supply Management , Markit, China Federation of Logistics & Purchasing
44
46
48
50
52
54
56
58
60
62
China
US
Eurozone
80
85
90
95
100
105
110
China
Eurozone
1
US
3
…Price Declines in Second Quarter
Consumer Confidence*; Mixed Signals
Liquidity and Solvency Issues in Europe…
Negative Signals in Manufacturing…
Manufacturing Purchasing Managers’ Index
Growth
-10%
-9%
-6%
-18%
-6%
-9% -9%
-20%
-18%
-16%
-14%
-12%
-10%
-8%
-6%
-4%
-2%
0%
Aluminum Copper Nickel Tin Zinc Lead GSCI IM
Index
3.0%
5.0%
7.0%
9.0%
11.0%
13.0%
15.0%
17.0%
19.0%
21.0%
23.0%
10-yr Sovereign Yields
Portugal
Ireland
Spain
Italy
2
Contraction

[Alcoa logo]
Macro Environment Dominates Price

*  Dow Jones UBS Commodity Index   ** Correlation, r, of daily returns over prior year
Correlation of LME 3-month & DJUBS* Index Correlation of LME 3-month & S&P 500 Index

[Alcoa logo]
Market Fundamentals Sound – Historically Prevail

Alumina Balanced, Tightness In Aluminum
7% Global Demand Growth
Inventories Declining Premiums at Record High
Global Inventories vs. LME Price over time
Regional Premiums over time
2011 2012
15% 11%
1%
-1%
6% 4%
10% 6%
15% 6%
10% 7%
3% 5%
4% 5%
India
5.9
China
Europe
North America
Asia ex. China
Other
(1)
Brazil
Russia
21.1
6.6
5.7
3.5
1.9
1.0
0.9
2011 Actual
Q2’12
Forecast
2011 Global Demand
Growth Rate:
10%
2012 Global Demand
Growth Rate 7% vs. 2011
(World ex China 3%)
2012 Projected Primary Aluminum Consumption  Growth Rates (%) by Region (in mmt)
46.6
2Q12 Estimated Consumption
$1,250
$1,450
$1,650
$1,850
$2,050
$2,250
$2,450
$2,650
$2,850
$3,050
$3,250
0
10
20
30
40
50
60
70
80
90
100
Off Exchange Producer Japan Port China ex SRB LME On Warrant Cancelled Warrants LME 3 Mon
Global Inventories Decline
27 days from ’09 Peak
3 days
from
1Q’12
Days of
Consumption
80 days
LME Price
$2,686/MT
Days of
Consumption
102 days
LME Price
$2,214/MT
Days of
Consumption
75 days
LME Price
$1,924/MT
Days of
Consumption
LME Price
0
50
100
150
200
250
300
USD per MT
Region End of Q2’12
Europe $250/MT
Japan $233/MT
Midwest USA $226/MT
Supply Demand Supply Demand

[Alcoa logo] Alumina:  Improve Performance Through Cost & Price Focus

Notes:  See appendix for Adjusted EBITDA reconciliations
Adjusted EBITDA per MT Five Year Plan to Move Down the Cost Curve
Executing Strategic Actions
2010
Strategy Executed
30
25
20
23
30
Refining Cost Curve
Aligning Prices With Market Fundamentals
Projecting
1-3 % points
by end 2013
Sources: CRU Spot and Australia export - ABARE, Baltic  Exchange, CRU, Metal Bulletin, PACE, Alcoa estimate
~40% of
customers on
API or spot
basis by year
end
-
100
200
300
400
500
600
700
CRU Spot
Australia Export
44
48
68
75
110
104
81
20
47
70
33
1,350
1,433
1,719
1,900
2,570
2,641
2,572
1,664
2,173
2,398
2,077
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
YTD
2012
10-YR Average ~ $67/MT
LME Adjusted EBITDA/MT
–
Atlantic region
–
–
$125m ATOI in Western Australia since end 2010
–
to $110m in cash
–
schedule and ramping up towards full construction
th
th
th
rd
th
Curtailments complete: 390kmt curtailed in the
Productivity gains of $270m since end 2010
Creeping production at lower cost facilities: added
7 Days reduction in DWC from Q2 2010, equivalent
Saudi Arabian refinery and mine project: on

[Alcoa logo]
Primary: Lower Cost Position and Optimize Margins

Adjusted EBITDA per MT Five Year Plan to Move Down the Cost Curve
Executing Strategic Actions
– Curtailments representing 14% of global capacity
– Permanent closures of 290kmt underway
– 85% smelter power secured through 2025
– Productivity gains of $310m since 2010
– Monetizing Tapoco facility as part of announced
Tennessee smelter permanent closure
– 8 days reduction in DWC from Q2 2010,
equivalent to $235m in cash
– Saudi Arabian investment on time and budget
2010 Strategy Executed
50
45
40
41
51
Smelting Cost Curve
Optimizing Cast House Profitability
Billet
Slab
T-Bar
Foundry
Rod
$337M
Margin*
2011 through
1H 2012
Projecting
3-6 % points
by end 2013
LME Adjusted EBITDA/MT
321
336
418
398
784
626
392
(159)
320
301
134
1,350
1,433
1,719
1,900
2,570
2,641
2,572
1,664
2,173
2,398
2,077
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 YTD
2012
10-YR Average ~ $374/MT
th
th
th
st
st
Notes:  (1) See appendix for Adjusted EBITDA reconciliations  (2) Margin refers to incremental valued added product margin over P1020 primary aluminum

[Alcoa logo]
Global Rolled Products: Strong Top- and Bottom-Line Growth

2012 YTD 3 Party Sales by Market
Leveraging our strategic asset base Continuing To Make Progress on Revenue Targets
Notes: See appendix for Adjusted EBITDA reconciliations
Record Adjusted EBITDA per MT
– Record adjusted EBITDA/MT in 1H 2012
– On track to deliver ~67% of 2013
revenue target by 2012
– Aero & auto driving profitable growth
– Productivity gains of $218m since 2010
– Saudi Arabia project on time and budget
– 7 days reduction in DWC from Q2 2010,
equivalent to
~$140m
in cash
273
253
249
276
226 201
108
119
314
327
409
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
YTD
Adjusted EBITDA/MT
10-YR Average ~ $235/MT
$6.3
$6.3
$8.8
2010 2012 Normalized
Estimate
2013
Target
67% of
Growth
Target
$1.6
$ Billions
Other
2%
Automotive
7%
B&C
4%
Commercial
Transport
7%
Industrial
Products
23%
Packaging
43%
Aerospace
14%
85%
Utilization
rd

[Alcoa logo]
Engineered Products: Continued Growth in Our Margins
On Track To Meet 2013 Revenue Targets
30
2012 YTD 3   Party Sales by Market
Strong Platform for Profitable Growth
Record Adjusted EBITDA Margins
Notes:  See appendix for Adjusted EBITDA reconciliations
$4.6 $4.6
$6.2
2010 2012 Estimate 2013
Target
$1.0
$ Billions
63% of
Growth
Target
Adjusted EBITDA Margin
8%
9%
12%
11%
12%
13%
15%
13%
17%
18%
19%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
YTD
Aerospace
49%
IGT
7%
B&C
17%
Commercial
Transport
17%
Automotive
3%
Other
7%
78%
Utilization
69%
Utilization
rd

[Alcoa logo]
Miracle Metal Accelerating Growth in the Auto Market

50 years of uninterrupted growth
Positioned to capture demand
Future is bright for aluminum
$300M in Davenport expansion
supported by
Saudi Arabia expansion to include
auto body sheet
Evaluating further expansions
Market preference for better fuel
economy
NA demand to
Aluminum sheet use will triple by
2015
The next frontier, body-in-white
Sources: The Aluminum Association Inc and Ducker Worldwide 2011
Lbs
per vehicle
0
100
200
300
400
500
600
1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025
550 lbs
The Next Frontier
for Aluminum
343 lbs
Heat
Exchangers
Wheels
Heads
Hoods
Blocks
Doors &
Body-in-white
increase 60% by 2025
secured orders

[Alcoa logo]

Vibrant Aerospace Growth Projected Over Long & Near Term
Sources: The Airline Monitor  Jan/Feb 2012  forecast
Notes:  All figures include both Large Commercial Aircraft & Regional  Jets;  $ Value of deliveries expressed in then-year dollars

[Alcoa logo]
Fasteners Solving Lightning Strike Issues
Leadership In Product Innovation For a Fast-Growing Market
Electrical Energy Management
Enhanced joint fatigue properties
Airfoils Increasing Next Generation Turbine Efficiencies
Al-Li + Advanced Structural Concepts Enable Next-Generation
Aircraft Breakthroughs
6% -10% lower aircraft weight
(1)
Double the time in between inspection intervals
Increased passenger comfort
Airframes
Engines
Working with Key OEMs
Notes: (1) Where weight = Operating Empty Weight 33
Multi-Wall / 3D Airfoil Cooling Schemes
Advanced Single Crystal
Thin Airfoil Equiax Process
Directs Air to Critical Areas
Increased Melting Point 12%
Reduced Blade Weight ~ -20%

[Alcoa logo]
Solid Market Fundamentals
Delivering Our Promises Today and Ready For Tomorrow
Executing Our Strategy Positioning for the Future
34
Automotive
Doors & Body-in-white
Aerospace
Fasteners Solving Lightning Strike Issues
Electrical Energy Management
Enhanced joint fatigue properties
Airfoils Increasing Next Generation Turbine
Efficiencies
Multi -Wall / 3D Airfoil Cooling Schemes
Advanced Single Crystal
Thin Airfoil Equiax Process
Al-Li + Advanced Structural Concepts Enable
Next -Generation Aircraft Breakthroughs
6%-10% lower aircraft weight
Double the time in between
Increased passenger comfort
inspection intervals
The Next Frontier for Aluminum

[Alcoa logo] 35 [Alcoa logo]

[Alcoa logo] Kelly Pasterick Director, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 36

[Alcoa logo]
Annual Sensitivity Summary

Currency Annual Net Income Sensitivity
+/- $100/MT = +/- $220 million
LME Aluminum Annual Net Income Sensitivity
Australian $ +/- $11 million
per 0.01 change in USD / AUD
Brazilian $ +/- $  3 million
per 0.01 change in BRL / USD
Euro € +/- $  2 million
per 0.01 change in USD / EUR
Canadian $ +/- $  5 million
per 0.01 change in CAD / USD
Norwegian Kroner +/- $  5 million
per 0.10 change in NOK / USD

[Alcoa logo]
Revenue Change by Market
2Q’12 Third-Party Revenue
Sequential
Change
Year-Over-Year
Change
38
4%
1%
(1%)
3%
0%
13%
5%
26%
(3%)
(7%)
13%
3%
(12%)
10%
(19%)
2%
(9%)
(14%)
(19%)
(16%)
16%
3%
6%
6%
8%
2%
14%
2%
13%
30%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals

[Alcoa logo]
Reconciliation of ATOI to Consolidated Net Income (Loss)
Attributable to Alcoa
(in millions)
1Q11 2Q11 3Q11 4Q11 2011 1Q12 2Q12
   Total segment ATOI $     555  $     635 $     462  $     241  $  1,893 $     296  $     275
   Unallocated amounts (net of tax):
      Impact of LIFO (24) (27) 2 11 (38) – 19
      Interest expense (72) (106) (81) (81) (340) (80) (80)
      Noncontrolling interests (58) (55) (53) (28) (194) (5) 17
      Corporate expense (67) (76) (76) (71) (290) (64) (69)
      Restructuring and other charges (6) (22) (7) (161) (196) (7) (10)
      Discontinued operations (1) (4) – 2 (3) – –
      Other (19) (23) (75) (104) (221) (46) (154)
   Consolidated net income (loss) attributable to
Alcoa $     308 $     322 $     172 $    (191) $     611 $       94 $        (2)

[Alcoa logo]
Reconciliation of Alcoa Adjusted EBITDA
($ in millions) 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2Q11 1Q12 2Q12
Net income (loss)
attributable to
Alcoa
$     420
$     938
$  1,310
$  1,233
$  2,248
$  2,564
$      (74)
$ (1,151)
$     254
$     611
$     322
$       94
$        (2)
Add:
Net income (loss)
attributable to
noncontrolling
interests
181
212
233
259
436
365
221
61
138
194
55
5
(17)
Cumulative effect
of accounting
changes
(34)
47
–
2
–
–
–
–
–
–
–
–
–
Loss (income)
from discontinued
operations
101
–
27
50
(22)
250
303
166
8
3
4
–
–
Provision (benefit)
for income taxes
307
367
546
464
853
1,623
342
(574)
148
255
136
39
13
Other (income)
expenses, net
(175)
(278)
(266)
(478)
(236)
(1,920)
(59)
(161)
5
(87)
(50)
(16)
22
Interest expense 350 314 271 339 384 401 407 470 494 524 163 123 123
Restructuring and
other charges
      398
      (28)
      (29)
      266
      507
      268
      939
      237
      207
      281
      34
      10
      15
Provision for
depreciation,
depletion, and
amortization
   1,037
   1,110
   1,142
   1,227
   1,252
   1,244
   1,234
   1,311
   1,450
   1,479
      375
      369
      363
Adjusted EBITDA $  2,585 $  2,682 $  3,234 $  3,362 $  5,422 $  4,795 $  3,313 $     359 $  2,704 $  3,260 $  1,039 $     624 $     517
Sales $17,691 $18,879 $21,370 $24,149 $28,950 $29,280 $26,901 $18,439 $21,013 $24,951 $  6,585 $  6,006 $  5,963
Adjusted EBITDA
Margin

15%

14%

15%

14%

19%

16%

12%

2%

13%

13%

16%

10%

9%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items:
Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]
Reconciliation of Alumina Adjusted EBITDA
($ in millions, except
per metric ton
amounts)
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2Q11 1Q12 2Q12
After-tax operating
income (ATOI)
$     315
$     415
$     632
$     682
$  1,050
$     956
$     727
$     112
$     301
$     607
$     186
$       35
$       23
Add:
Depreciation,
depletion, and
amortization
139
147
153
172
192
267
268
292
406
444
112
114
114
Equity (income)
loss
(1)
–
(1)
–
2
(1)
(7)
(8)
(10)
(25)
(22)
(1)
(1)
Income taxes       130       161       240       246       428       340       277        (22)        60        179        60        (1)        (6)
Other        (14)        (55)        (46)          (8)          (6)           2        (26)        (92)          (5)        (44)          (1)           –          (3)
Adjusted EBITDA $     569 $     668 $     978 $  1,092 $  1,666 $  1,564 $  1,239 $     282 $     752 $  1,161 $     335 $     147 $     127
Production
(thousand metric
tons) (kmt)
13,027
13,841
14,343
14,598
15,128
15,084
15,256
14,265
15,922
16,486
4,144
4,153
4,033
Adjusted
EBITDA/Production
($ per metric ton)
$       44
$       48

$       68

$       75

$     110
$     104

$       81

$       20

$       47

$       70

$       81

$       35

$       31
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]
Reconciliation of Primary Metals Adjusted EBITDA
($ in millions, except
per metric ton
amounts)
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2Q11 1Q12 2Q12
After-tax operating
income (ATOI)
$     650
$     657
$     808
$     822
$  1,760
$  1,445
$     931
$    (612)
$     488
$     481
$     201
$       10
$        (3)
Add:
Depreciation,
depletion, and
amortization
300
310
326
368
395
410
503
560
571
556
142
135
133
Equity (income) loss (44) (55) (58) 12 (82) (57) (2) 26 (1) 7 1 2 9
Income taxes       266       256       314       307       726       542       172      (365)         96         92         55         (13)         (19)
Other        (47)         12         20        (96)        (13)        (27)        (32)      (176)          (7)           2           –           –          (1)
Adjusted EBITDA $  1,125 $  1,180 $  1,410 $  1,413 $  2,786 $  2,313 $  1,572 $    (567) $  1,147 $  1,138 $     399 $     134 $     119
Production
(thousand metric
tons) (kmt)
3,500
3,508
3,376
3,554
3,552
3,693
4,007
3,564
3,586
3,775
945
951
941
Adjusted
EBITDA/Production
($ per metric ton)

$     321

$     336

$     418

$     398

$     784

$     626

$     392

$    (159)

$     320

$     301

$     422

$     141

$     126
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]
Reconciliation of Global Rolled Products Adjusted EBITDA

($ in millions, except
per metric ton
amounts)
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q11 2Q11 1Q12 2Q12
After-tax operating
income (ATOI) $     225 $     222 $     254 $     278 $     233 $     178 $      (3) $      (49) $     220 $     266 $       81 $       99 $       96 $       95
Add:
Depreciation,
depletion, and
amortization 184 190 200 220 223 227 216 227 238 237 58 60 57 57
Equity loss 4 1 1 – 2 – – – – 3 – – 1 2
Income taxes 90 71 75 121 58 92 35 48 92 104 33 35 49 43
Other (8) (5) 1 1 20 1 6 (2) 1 1 (1) (1) – –
Adjusted EBITDA $     495 $     479 $     531 $     620 $      536 $     498 $     254 $     224 $     551 $     611 $     173 $     193 $     203 $     197
Total shipments
(thousand metric
tons) (kmt) 1,814 1,893 2,136 2,250 2,376 2,482 2,361 1,888 1,755 1,866 470 491 472 505
Adjusted
EBITDA /Total
shipments ($ per
metric ton) $     273 $     253 $     249 $     276 $     226 $     201 $     108 $     119 $     314 $     327 $     368 $     393 $     430 $     390
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because
Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]
Reconciliation of Engineered Products and Solutions
Adjusted EBITDA
44
($ in millions) 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2Q11 1Q12 2Q12
After-tax operating
income (ATOI) $       63 $     124 $     156 $     271 $     365 $     435 $     533 $     315 $     415 $    539 $     149 $     155 $     160
Add:
Depreciation,
depletion, and
amortization 150 166 168 160 152 163 165 177 154 158 41 40 39
Equity loss
(income) – – – – 6 – – (2) (2) (1) – – –
Income taxes 39 55 65 116 155 192 222 139 195 260 72 72 77
Other 35 11 106 (11) (2) (7) 2 1 – (1) (1) – –
Adjusted EBITDA $     287 $     356 $     495 $     536 $      676 $     783 $     922 $     630 $     762 $     955 $     261 $     267 $     276
Total sales $  3,492 $  3,905 $  4,283 $  4,773 $  5,428 $  5,834 $  6,199 $  4,689 $  4,584 $  5,345 $  1,370 $  1,390 $  1,420
Adjusted EBITDA
Margin 8% 9% 12% 11% 12% 13% 15% 13% 17% 18% 19% 19% 19%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to
Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The
Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]
Reconciliation of Adjusted Income
(in millions, except per-
share amounts)
Income (Loss) Diluted EPS
Quarter ended Quarter ended
June 30,
2011
March 31,
2012
June 30,
2012
June 30,
2011
March 31,
2012
June 30,
2012
Net income (loss)
attributable to Alcoa
$     322
$       94
$        (2)
$    0.28
$    0.09
$         –
Loss from discontinued
operations
        (4)
         –
         –
Income (loss) from
continuing
operations
attributable to Alcoa
326
94
(2)
0.28
0.09
–
Restructuring and
other charges
16
7
10
Discrete tax items* – – 10
Other special items**        22          4        43
Income from
continuing
operations
attributable to Alcoa
– as adjusted
$     364
$     105
$       61
0.32
0.10
0.06
Income from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”).  There can be no assurances that additional special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Income (loss) from continuing operations attributable to Alcoa determined under GAAP as well as Income from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items for the quarter ended June 30, 2012 include a net charge for adjustments made related to the filing of 2011 tax returns in various jurisdictions ($8) and a net charge for other miscellaneous items ($2).

** Other special items include the following:
for the quarter ended June 30, 2012, a litigation reserve ($18), uninsured losses related to fire damage to the cast house at the Massena, NY location ($12), and a net increase in the environmental reserve related to the Grasse River remediation in Massena, NY and remediation at two former locations, East St. Louis, IL and Sherwin, TX ($13);
for the quarter ended March 31, 2012, a net unfavorable change in certain mark-to-market energy derivative contracts; and
for the quarter ended June 30, 2011, a net charge comprised of expenses for the early repayment of Notes set to mature in 2013 due to the premiums paid under the tender offers and call option and gains from the termination of related “in-the-money” interest rate swaps ($32) and a net favorable change in certain mark-to-market energy derivative contracts ($10).

[Alcoa logo]
Reconciliation of Adjusted Income, con’t
(in millions)
Quarter ended Year ended
March 31,
2011
June 30,
2011
September 30,
2011
December 31,
2011
December 31,
2010
December 31,
2011
Net income (loss)
attributable to Alcoa
$     308
$     322
$     172
$    (191)
$     254
$     611
(Loss) income  from
discontinued
operations
        (1)
        (4)
         –
         2
        (8)
        (3)
Income (loss) from
continuing
operations
attributable to Alcoa
309
326
172
(193)
262
614
Restructuring and
other charges
5
16
5
155
130
181
Discrete tax items* – – (10) 12 40 2
Other special items**          3        22         (2)         (8)      127        15
Income (loss) from
continuing
operations
attributable to Alcoa
– as adjusted
$     317
$     364
$     165
$      (34)
$     559
$     812
Income (loss) from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”).  There can be no assurances that additional special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Income (loss) from continuing operations attributable to Alcoa determined under GAAP as well as Income (loss) from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
for the quarter ended December 31, 2011, charges for a tax rate change in Hungary and a tax law change regarding the utilization of net operating losses in Italy ($8), a charge related to the 2010 change in the tax treatment of federal subsidies received related to prescription drug benefits provided under certain retiree health benefit plans ($7), and a net benefit for other miscellaneous items ($3); and,
for the quarter ended September 30, 2011, a net benefit for adjustments made related to the filing of 2010 tax returns in various jurisdictions ($5) and a net benefit for other miscellaneous items ($5).

** Other special items include the following:
for the quarter ended December 31, 2011, a gain on the sale of land in Australia ($18), uninsured losses, including costs related to flood damage to a plant in Pennsylvania caused by Hurricane Irene, ($14), a net favorable change in certain mark-to-market energy derivative contracts ($8), and the write off of inventory related to the permanent closure of a smelter in the U.S ($4);
for the quarter ended September 30, 2011, a net favorable mark-to-market change in certain energy derivative contracts ($13) and uninsured losses, including costs related to flood damage to a plant in Pennsylvania caused by Hurricane Irene, ($11);
for the quarter ended June 30, 2011, a net charge comprised of expenses for the early repayment of Notes set to mature in 2013 due to the premiums paid under the tender offers and call option and gains from the termination of related “in-the-money” interest rate swaps ($32) and a net favorable mark-to-market change in certain energy derivative contracts ($10); and,
for the quarter ended March 31, 2011, costs related to acquisitions of the aerospace fastener business of TransDigm Group Inc. and full ownership of carbothermic smelting technology from ORKLA ASA ($8) and a net favorable mark-to-market change in certain energy derivative contracts ($5).

[Alcoa logo]
Reconciliation of Adjusted Income, con’t

Income (loss) from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items
(collectively, “special items”).  There can be no assurances that additional special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Income (loss) from continuing operations attributable to Alcoa determined under GAAP as well as Income (loss) from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
for the quarter ended December 31, 2010, a benefit for the reversal of the remaining valuation allowance related to net operating losses of an international subsidiary ($16) (a portion was initially reversed in the quarter ended
September 30, 2010) and a net benefit for other small items ($2);
for the quarter ended September 30, 2010, a benefit for the reversal of a valuation allowance related to net operating losses of an international subsidiary that are now realizable due to a settlement with a tax authority ($41), a charge for a tax rate change in Brazil ($11), and a benefit for the recovery of a portion of the unfavorable impact included in the quarter ended March 31, 2010 related to unbenefitted losses in Russia, China, and Italy ($8);
for the quarter ended June 30, 2010, a benefit for a change in a Canadian provincial tax law permitting tax returns to be filed in U.S. dollars ($24), a charge based on settlement discussions of several matters with international taxing authorities ($18), and a benefit for the recovery of a portion of the unfavorable impact included in the quarter ended March 31, 2010 related to unbenefitted losses in Russia, China, and Italy ($10);
for the quarter ended March 31, 2010, charges for a change in the tax treatment of federal subsidies received related to prescription drug benefits provided under certain retiree health benefit plans ($79), unbenefitted losses in
Russia, China, and Italy ($22), interest due to the IRS related to a previously deferred gain associated with the 2007 formation of the former soft alloy extrusions joint venture ($6), and a change in the anticipated sale structure of the
Transportation Products Europe business ($5);
for the quarter ended December 31, 2009, a benefit for the reorganization of an equity investment in Canada ($71), a charge for the write-off of deferred tax assets related to operations in Italy ($41), a benefit for a tax rate change in
Iceland ($31), and a benefit for the reversal of a valuation allowance on net operating losses in Norway ($21);
for the quarter ended March 31, 2009, a benefit for a change in a Canadian national tax law permitting tax returns to be filed in U.S. dollars; and, for the quarter ended December 31, 2008, a charge for non-cash tax on repatriated earnings.
** Other special items include the following:
for the quarter ended December 31, 2010, a net favorable mark-to-market change in certain energy derivative contracts;
for the quarter ended September 30, 2010, a net unfavorable mark-to-market change in certain energy derivative contracts ($29), recovery costs associated with the São Luís, Brazil facility due to a power outage and failure of a ship unloader in the first half of 2010 ($23), restart costs and lost volumes related to a June 2010 flood at the Avilés smelter in Spain ($13), and a net charge comprised of expenses for the early repayment of Notes set to mature in 2011 through 2013 due to the premiums paid under the tender offers and call option and gains from the termination of related “in-the-money” interest rate swaps ($9);
for the quarter ended June 30, 2010, a net favorable mark-to-market change in certain energy derivative contracts ($22), a charge for costs associated with the potential strike and successful execution of a new agreement with the
United Steelworkers ($13), and a charge related to an unfavorable decision in Alcoa’s lawsuit against Luminant related to the Rockdale, TX facility ($7);
for the quarter ended March 31, 2010, charges related to unfavorable mark-to-market changes in certain energy derivative contracts ($31), power outages at the Rockdale, TX and São Luís, Brazil facilities ($17), an additional environmental accrual for the Grasse River remediation in Massena, NY ($11), and the write off of inventory related to the permanent closures of certain U.S. facilities ($5);
for the quarter ended December 31, 2009, charges related to the European Commission’s ruling on electricity pricing for smelters in Italy ($250), a tax settlement related to an equity investment in Brazil ($24), an estimated loss on excess power at the Intalco smelter ($19), and an environmental accrual for smelters in Italy ($15);
for the quarter ended September 30, 2009, a gain on an acquisition in Suriname;
for the quarter ended March 31, 2009, a gain on the Elkem/SAPA AB swap ($133) and a loss on the sale of Shining Prospect ($118); and, for the quarter ended December 31, 2008, charges for environmental reserve ($26), obsolete inventory ($16), and accounts receivable reserve ($11), and a refund of an indemnification payment ($24).
(in millions) Quarter ended
December 31,
2008
March 31,
2009
June 30,
2009
September 30,
2009
December 31,
2009
March 31,
2010
June 30,
2010
September 30,
2010
December 31,
2010
Net (loss) income
attributable to Alcoa $ (1,191)      $    (497)      $    (454)      $       77      $    (277)      $    (201)      $     136      $       61      $     258
(Loss) income from
discontinued
operations (262) (17) (142) 4 (11) (7) (1) – –
(Loss) income from
continuing
operations
attributable to Alcoa (929) (480) (312) 73 (266) (194) 137 61 258
Restructuring and
other charges 614 46 56 1 49 119 20 (1) (8)
Discrete tax items* 65 (28) – – (82) 112 (16) (38) (18)
Other special items** 29 (15
)
– (35) 308 64 (2) 74 (9)
(Loss) income from
continuing
operations
attributable to Alcoa
– as adjusted $    (221
)
$    (477
)
$    (256) $       39 $         9 $     101 $     139 $       96 $     223

[Alcoa logo]
Reconciliation of Free Cash Flow
(in millions)
Quarter ended
Year ended
June 30,
2011
March 31,
2012
June 30,
2012
December 31,
2011
Cash from operations $    798 $   (236) $    537 $ 2,193
Capital expenditures     (272)     (270)     (291) (1,287)
Free cash flow $    526 $   (506) $    246 $    906
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

[Alcoa logo]
Reconciliation of Free Cash Flow, con’t

(in millions)
Quarter ended Year ended
March 31,
2011
June 30,
2011
September 30,
2011
December 31,
2011
December 31,
2010
December 31,
2011
Cash from
operations
$   (236) $    798 $    489 $ 1,142 $ 2,261 $ 2,193
Capital
expenditures
    (204)
    (272)
    (325)
    (486)
   (1,015)
   (1,287)
Free cash
flow
$   (440)
$    526
$    164
$    656
$ 1,246
$    906
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

[Alcoa logo]
Reconciliation of Free Cash Flow, con’t

(in millions)
Quarter ended
December 31,
2008
March 31,
2009
June 30,
2009
September 30,
2009
December 31,
2009
March 31,
2010
June 30,
2010
September 30,
2010
December 31,
2010
Cash from
operations
$    608 $   (271) $    328 $    184 $ 1,124 $    199 $    300 $    392 $ 1,370
Capital
expenditures
  (1,017)     (471)
    (418
    (370)
    (363
    (221)
(213)
    (216
    (365)
Free cash
flow
$   (409) $   (742)
$     (90
$   (186)
$    761
$     (22)
$      87
$    176
$ 1,005
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

[Alcoa logo]
Days Working Capital
($ in millions)
Quarter ended
June 30,
2011
March 31,
2012
June 30,
2012
Receivables from customers, less allowances $ 2,114      $ 1,526      $ 1,575
Add: Deferred purchase price receivable *          –      254      141
Receivables from customers, less allowances, as adjusted 2,114 1,780 1,716
Add: Inventories 3,227 3,097 3,051
Less: Accounts payable, trade    2,614   2,734   2,633
Working Capital $ 2,727 $ 2,143 $ 2,134
Sales $ 6,585 $ 6,006 $ 5,963
Days Working Capital 38 32 33
Days Working Capital = Working Capital divided by (Sales/number of days in the quarter).
* The deferred purchase price receivable relates to an arrangement to sell certain customer receivables to a financial institution on a recurring basis.  Alcoa is adding back this receivable for the purposes of the Days Working Capital calculation.

[Alcoa logo]
Reconciliation of Net Debt-to-Capital
($ in millions)
Quarter ended June 30, 2012
Debt-to-Capital
Cash and Cash
Equivalents
Net Debt-to-
Capital
Total Debt
Short-term borrowings $       559
Commercial paper 318
Long-term debt due within
one year

118
Long-term debt, less amount
due within one year

    8,547

Numerator   $    9,542   $    1,712   $    7,830
Total Capital
Total debt $    9,542
Total equity   16,914
Denominator $  26,456   $    1,712 $  24,744
Ratio 36.1% 31.6%
Net debt-to-capital is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.
52